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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549





                                      Form 8-K


                                   CURRENT REPORT




                         Pursuant to Section 13 or 15(d) of
                        THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): January 15, 1999



                              UNAPIX ENTERTAINMENT, INC.

   Delaware                    1-11976                          95-4404537
---------------          ---------------------             ---------------------
(State or other          (Commission File No.)             (IRS Employer ID No.)
jurisdiction of
 incorporation)

                       200 Madison Avenue, New York, NY 10016
                       --------------------------------------
                      (Address of principal executive offices)


                                    212-252-7600
                                    ------------
                 Registrant's telephone number, including area code



           -------------------------------------------------------------
           (Former name or former address, if changed since last report)





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ITEM 5 - OTHER EVENTS.

     Effective February 1, 1999, Herbert M. Pearlman, who is currently Chairman of the Company's Board of Directors, will also assume the role of Chief Executive Officer. Mr. Pearlman will be replacing David M. Fox who currently holds that position as well as the title of Vice Chairman. Mr. Fox, effective February 1, 1999, is resigning all of his offices with the Company to pursue other interests, while continuing to serve as a consultant to the Company for a period of 12 months.


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                                     SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.





                                             UNAPIX ENTERTAINMENT, INC.



                                             By:  /s/ David A. Dreilinger
                                                --------------------------------
                                                David A. Dreilinger,
                                                Chief Operating Officer